Exhibit 99.1

© Ante5, Inc. Pritchard Capital Energize Conference January 4, 2012 San Francisco, CA OTCBB/OTCQB: ANFC

2 Forward Looking Statements Statements made by representatives of Ante 5 , Inc . (“Ante 5 ” or the “Company”) during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of federal securities laws . These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate . No assurances can be given that such assumptions and expectations will occur as anticipated and actual results may differ materially from those implied or anticipated in the forward looking statements . Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, and which include risks relating to the global financial crisis, our ability to obtain additional capital needed to implement our business plan, declines in prices and demand for gas, oil and natural gas liquids, our minimal operating history, loss of key personnel, lack of business diversification, reliance on strategic, third-party relationships, ability to obtain rights to explore and develop oil and gas reserves, financial performance and results, our indebtedness under our senior secured promissory notes, our ability to replace reserves and efficiently develop our current reserves, our ability to make acquisitions on economically acceptable terms, our ability to become listed on a national exchange, and other important factors . Ante 5 undertakes no obligation to publicly update any forward- looking statements, whether as a result of new information or future events .

Ante 5 , Inc . (“Ante 5 ”, “Ante 5 Oil & Gas” or “the Company”) is a high - growth, Non - Operator Exploration and Production (E&P) company focused on the acquisition, exploration, development and production of crude oil and natural gas properties . Ante 5 focuses primarily on the Bakken and Three Forks trend in North Dakota and Montana (Williston Basin), one of the most exciting and productive oil and gas plays in the U . S . As of November 14 th , Ante 5 controlled the rights to mineral leases covering over 10 , 500 net acres for prospective drilling in the Williston Basin and, as of its last press release, held working interests in 37 gross wells representing 1 . 02 net wells . Market Capitalization Total Debt Company Management ~$45 million No debt. $10 million un - drawn revolving facility available Ken DeCubellis, CEO James Moe, CFO Joshua Wert, COO Company Snapshot 3 Ante5: The highest - growth pure - play Bakken exposure of any public company.

Acreage Value High Growth Potential Company has 10,515 acres acquired for $1,581/acre • At single well economics, the acreage value is $ 5 , 078 /acre • The Basin is moving to infill drilling, with multiple wells per spacing unit • With infill drilling, the acreage value increases to $ 9 , 275 (two wells) and higher Opportunistically Acquire Acreage • 50 % of existing lease holdings are highly fragmented • Ante 5 can achieve growth targets without disrupting the market Investment Thesis 4

Institutional Holders of NOG & VOG 5 NOG VOG Shares Shares Holder Held % OS Held % OS 1 T. Rowe Price Associates, Inc. 8,017,150 12.69% 3,308,600 5.72% 2 Fidelity Management & Research Co. 5,065,388 8.02% 4,631,388 8.01% 3 Munder Capital Management, Inc. 3,933,814 6.23% 4 BlackRock 3,921,242 6.21% 1,563,164 2.70% 5 Neuberger Berman Group, LLC 3,767,303 5.96% 6 Vanguard Group, Inc 2,899,305 4.59% 113,861 0.20% 7 St. Denis J. Villere & Company 2,473,350 3.92% 8 Friess Associates Inc 2,472,400 3.91% 9 State Street Global Advisors 2,247,474 3.56% 593,900 1.03% Source: Vickers Stock Research

Non - Operator Acreage Acquisition Financial Flexibility Maximize Bakken / Three Forks Exposure as a Non - Operator • ~ 10 , 515 net acres (and growing) in the play . Acreage is primarily in Williams, Mountrail & Dunn Counties in North Dakota . • Substantial permitting activity on Ante 5 acreage . • Currently participating in 37 gross ( 1 . 02 net) wells . Opportunistically Acquire Acreage • Continue to cultivate strategic alliances with two men local to North Dakota . One is a 25 - year landman, the other a 25 - year geologist . Together, they own about 18 % of Ante 5 and they have represented & warranted title of all leases assigned to Ante 5 by them . • Developing additional acreage acquisition channels (e . g . , direct to mineral owners, contract landmen, etc . ) . Maintain Financial Flexibility and Strong Balance Sheet • Raised more than $ 16 million since December 2010 . • No debt, $ 10 million un - drawn revolving facility available . • Goal : National Exchange listing by Q 1 2012 . Ante5 Strategy 6

Acreage Acquisition Opportunity - ND 7 Leaseholds Fragmented * • Top 35 Leaseholders represent ~ 60% of total opportunity • #35 controls less than 10,000 acres Opportunities for Ante5 • Ownership of remaining leases is extremely fragmented • Smaller players capital constrained and cannot participate in drilling • Opportunity for significant growth without disrupting the market * Based on public information and internal Ante5 estimates

TBD: Need New Map on Web Site Strategic Acreage Position 8 Ante5 Acreage is located primarily in Williams, Mountrail & Dunn Counties. * This map does not include all of Ante5’s leaseholds in Williams & Mountrail. A PDF version of our full leasehold map is available at www.ante5oil.com/Leaseholds Zoom in on Ante5’s Williams & Mountrail Acreage*

# Ante5 Wells as of November 11, 2011 (latest press release)

**22 PRODUCING**

| Well Name | Operator | County | WI |
|---|---|---|---|
| Christensen 159-102-8-5-1H | Newfield | Williams, ND | 29.99% |
| Weyrauch 15-11H | Hess | Williams, ND | 8.28% |
| A.Tufto 18-19 #1-H | Brigham | Williams, ND | 7.15% |
| Love 11-2 #1H | Samson | Williams, ND | 6.25% |
| Burke 24-08H | EOG | Mountrail, ND | 1.56% |
| Revolver 1-35H | Slawson | Mountrail, ND | 1.56% |
| White 157-100-17B-20-1H | Petro-Hunt | Williams, ND | 1.56% |
| Marshall 1-13H | Continental | Dunn, ND | 1.17% |
| Clearwater 1-24-25H 1 | Hunt | Mountrail, ND | 1.04% |
| Kannegeiter 160-90-17-P-1H | Occidental | Burke, ND | 1.04% |
| Olson 15-36H | Hess | Williams, ND | 1.04% |
| Opedahl 21x-11 | XTO | Williams, ND | 0.98% |
| Talkington 21-30TFH | Whiting | Stark, ND | 0.80% |
| En-Charles Wood-157-94-1720H-1 | Hess | Mountrail, ND | 0.64% |
| EN-Will Trust B-157-94-2635H-1 | Hess | Mountrail, ND | 0.48% |
| EN-Will Trust B-157-94-2635H-2 | Hess | Mountrail, ND | 0.48% |
| EN-Will Trust B-157-94-2635H-3 | Hess | Mountrail, ND | 0.48% |
| Hodenfield 15-23H | Hess | Williams, ND | 0.47% |
| Go-Soine A-156-97-3229H-1 | Hess | Williams, ND | 0.39% |
| Tempe #1-29H | Continental | Divide, ND | 0.39% |
| Marcy 1-24H | Continental | Williams, ND | 0.31% |
| Scanlan 3-5H | North Plains | Williams, ND | 0.16% |
| | | | **66.22%** |

**15 "DRILLING"** (preparing to drill, drilling, awaiting completion, completing)

| Well Name | Operator | County | WI |
|---|---|---|---|
| Stromme Family Trust 157-101-11C-2-1H | Petro-Hunt | Williams, ND | 7.91% |
| Pasternak Trust 157-100-18A-19-1H | Petro-Hunt | Williams, ND | 7.82% |
| Sidonia 15-1102H | Petro-Hunt | Mountrail, ND | 6.28% |
| Erickson 41-25 SWH | Denbury | McKenzie, ND | 5.00% |
| En-Jorstad-157-94-0904H-1 | Hess | Mountrail, ND | 1.19% |
| Miller 157-101-12C-1-1H | Petro-Hunt | Williams, ND | 1.13% |
| Vanville 22-2623H | EOG | Burke, ND | 1.04% |
| Vanville 21-2635H | EOG | Burke, ND | 1.04% |
| Berger 156-100-7-6-1H | Liberty | Williams, ND | 1.01% |
| Probe 1-19-30HMB | Slawson | Mountrail, ND | 0.77% |
| Lindy 156-100-10-3-1H | Newfield | Williams, ND | 0.67% |
| Pankowski 4-6H | North Plains | Williams, ND | 0.64% |
| Clearwater 1-26-23H 1 | Hunt | Mountrail, ND | 0.69% |
| Setterlund 159-94-28B-33-1H | Petro-Hunt | Burke, ND | 0.20% |
| Helstad 158-99-34D-27-1H | Petro-Hunt | Williams, ND | 0.14% |
| | | | **35.53%** |

**Total Participation as of 11/11/11**
- **37 Gross Wells**
- **1.02 Net Wells**

Ante5 OIL & GAS
9

Key Assumptions • Gross EUR / Well: 500,000 BOE • Net Revenue Interest (NRI): 80% • Price of Oil / Gas: $90.00 / $3.50 • T VM Discount Rate: 10% • Well Cost: $8.5 million $7.0 million $8.5 million $10.0 million 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 50 60 70 80 90 100 110 120 130 Price ($) / Barrel $95 Oil IRR Key Conclusions • PV of Cash Flow = $15 million • Return of Capital = ~24 months • NPV of 1 Well = $6.5 million Bakken / Three Forks Well Economics 10 10

5,078 9,275 12,743 15,610 17,979 19,937 1 2 3 4 5 6 Acreage Economics (the impact of infill drilling) 11 11 Key Assumptions • NPV of 1 Well = $6.5 Million • Average Acres / Spacing Unit: 1,280 Key Conclusion NPV / Acre = $5,078 On Single Well Economics Value of a Single Acre under Multiple Well Assumptions* $1,581 A5 Average Cost / Acre In 2011 Number of Wells * Assumes subsequent wells developed every two years & 10% Discount Rate

Ante5 Economics 12 12 Key Assumption: NPV / Acre = $5,078 Current 2012 Vision Total Acreage 10,515 20,000 $53 $102 Acreage Valuation (millions) 2013 Vision 30,000 $152 1 Well $98 $186 $278 2 Wells $134 $255 $382 3 Wells $164 $312 $468 4 Wells $189 $360 $539 5 Wells $210 $399 $598 6 Wells Current Market Valuation of Undeveloped Acreage Future Market Valuation of Undeveloped Acreage 2014 Vision 40,000 $203 $371 $510 $624 $719 $797 2015 Vision 50,000 $254 $464 $637 $781 $899 $997

- 96,940 250,590 900,511 2010 Q4 2011 Q1 2011 Q2 2011 Q3 Oil Production - Barrels of Oil (BOE) Oil & Gas Revenue ($) 108% 259% 317% 159% Average Daily BOE Realized Price / Barrel 14 $81.84 29 $96.47 118 $85.61 First Year Results - Production 13 13 13

0.06 0.45 0.70 0.57 0.25 0.05 2010 Q4 2011 Q1 2011 Q2 2011 Q3 21 24 2 0.63 0.70 0.01 Gross Wells Net Wells 28* 0.74 37 7 11 21 14 13 7 2010 Q4 2011 Q1 2011 Q2 2011 Q3 Already 32% Increase in Q4 as of 11/11/11 Already 38% Increase in Q4 as of 11/11/11 14 14 14 First Year Results - Wells 1.02

3,712 1,975 5,687 3,953 9,640 875 10,515 Q4 2010 Q1 2011 Q3 2011 Q2 2011 9% Growth in Acreage Portfolio 15 15 15 First Year Results - Acreage

Ken DeCubellis Chief Executive Officer kdecubellis@ante5oil.com 952 - 426 - 1851 For More Information 16 Stay Up to Date on Ante5 Oil &

Gas www.ante5oil.com